Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of July, 2003.

/s/Bernard J. Beaudoin

Bernard J. Beaudoin

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 12th day of July, 2003, before me the undersigned, a Notary Public, personally appeared Bernard J. Beaudoin, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of July, 2003.

/s/David L. Bodde

David L. Bodde

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 12th day of July, 2003, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of July, 2003.

/s/Mark A. Ernst

Mark A. Ernst

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 15th day of July, 2003, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of July, 2003.

/s/Randall C. Ferguson, Jr.

Randall C. Ferguson, Jr.

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 12th day of July, 2003, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of July, 2003.

/s/William K. Hall

William K. Hall

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 16th day of July, 2003, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of July, 2003.

/s/Luis A. Jimenez

Luis A. Jimenez

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 20th day of July, 2003, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2003.

/s/James A. Mitchell

James A. Mitchell

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 14th day of July, 2003, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2003.

/s/William C. Nelson

William C. Nelson

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 14th day of July, 2003, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of July, 2003.

/s/Linda H. Talbott

Linda H. Talbott

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 21st day of July, 2003, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin, Jeanie Sell Latz or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3, and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of July, 2003.

/s/Robert H. West

Robert H. West

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

          On this 24th day of July, 2003, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public Ray County, Missouri

My Commission Expires: April 8, 2004